Exhibit 99.1

Porch Group Appoints Shawn Tabak as new Chief Financial Officer

Tabak, Accomplished Finance Executive, Brings Two Decades of Strategic Technology Industry Focused Experience to Porch Group

SEATTLE, Nov. 02, 2022 (GLOBE NEWSWIRE) -- Porch Group, Inc. (“Porch Group” or “the Company”) (NASDAQ: PRCH), a leading vertical software company reinventing the home services and insurance industries, today announced the appointment of Shawn Tabak as Chief Financial Officer (CFO), effective November 9, 2022. Marty Heimbigner, Porch Group’s current Chief Financial Officer, will remain with the Company for a transitional period in a supporting role.

“I couldn’t be more thrilled to welcome Shawn to Porch Group. With his strategic background, specifically within the technology industry, we are confident that he is well suited to help drive our company forward and create additional value for our customers, employees, and shareholders,” said Matt Ehrlichman, CEO, Chairman and Founder of Porch Group. “On behalf of our Board of Directors and the entire Porch Group team, I would also like to thank Marty for his leadership over the last several years.”

As the new CFO, Tabak will be responsible for the Company's finance, accounting, audit, treasury and investor relations functions.

About Shawn Tabak:

Tabak was most recently the CFO of Naked Wines, Plc, a leading direct-to-consumer wine business. Prior, Tabak served as VP of Finance at Upwork, Inc., VP of Investor Relations and Treasury at Shutterfly, LLC, and as CFO and Senior Vice President of Finance at Clean Power Finance, Inc. He began his career working for the big four accounting firm, KPMG LLP, where he earned his CPA and advised clients across the technology and internet sectors on M&A and other finance transactions. Tabak holds a bachelor’s degree in Economics from the University of California, Santa Barbara.

“I am delighted to join Porch Group and help reinvent homeowners insurance while we make homeownership simpler,” said Tabak. “I am excited to build upon the successes of Porch Group, while focusing on profitable growth and financial performance that will generate value for years to come.”

For more information about Porch Group’s leadership team, please visit the Company’s Investor Relations website, www.porchgroup.com.

About Porch Group:

Seattle-based Porch Group, the vertical software platform for the home, provides software and services to more than 28,500 home services companies, such as home inspectors, moving companies, real estate agencies, utility companies, and warranty companies. Through these relationships and its multiple brands, Porch Group provides a moving concierge service to homebuyers, helping them save time and make better decisions on critical services, including insurance, moving, security, TV/internet, home repair and improvement, and more. To learn more about Porch Group, visit porchgroup.com or porch.com.

Forward-looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities

Litigation Reform Act of 1995. Words such as “believe,” “intend, “demonstrate,” “expect,” “estimate,” “anticipate,” “should,” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Other factors may cause Porch Group’s actual results to differ materially from those expressed or implied in the forward-looking statements and such factors are discussed in Porch Group’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and subsequent reports filed by Porch Group with the SEC. Copies of Porch Group’s filings with the SEC may be obtained at the “Investors” section of Porch Group’s website at www.porchgroup.com or on the SEC’s website at www.sec.gov.

Porch Group Contacts

Investor Relations:

Emily Lear, Head of Investor Relations

Porch Group

(701) 214-8177

Emilylear@porch.com

Press:

Anna Rutter

Gateway Group

(949) 386-6332

PRCH@gatewayir.com